UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
March 20, 2012

FRANKLIN COVEY CO.

(Exact name of registrant as specified in its charter)

Commission File No. 1-11107

Utah	87-0401551
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

2200 West Parkway Boulevard
Salt Lake City, Utah  84119-2099
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (801) 817-1776

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

Franklin Covey Co. (NYSE: FC) announced today that the conference call to review the Company’s fiscal 2012 second-quarter financial results will take place on Thursday, March 29, 2012, at 5:00 p.m. ET (3:00 p.m. MT).  Interested persons can participate by dialing 866-277-1182 (International participants may dial 617-597-5359), access code: 24548583. Alternatively, a webcast will be accessible at the following Web site: http://investor.franklincovey.com/phoenix.zhtml?c=102601&p=irol-eventDetails&EventId=4737970.

A replay will be available from March 29 (7:00 pm ET) through April 5, 2012 by dialing 888-286-8010 (International participants may dial 617-801-6888), access code: 35577086. The webcast will remain accessible through April 5, 2012 on the Investor Relations area of the Company’s website at:  http://investor.franklincovey.com/phoenix.zhtml?c=102601&p=irol-IRHome.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN COVEY CO.

Date:	March 20, 2012	By:	/s/ Stephen D. Young
Stephen D. Young
Chief Financial Officer